AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2022

1933 Act File No. 33-52850
1940 Act File No. 811-07242

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	[ 55 ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.	[ 56 ]

(Check appropriate box or boxes)

THE CUTLER TRUST
(Exact Name of Registrant as Specified in Charter)
525 Bigham Knoll
Jacksonville, Oregon 97530

Registrant’s Telephone Number, including Area Code: (888) 288-5374

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (______________) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CUTLER EQUITY FUND
Ticker: DIVHX

The Cutler Equity Fund seeks current income and
long-term capital appreciation.

Prospectus

October 28, 2022

The U.S. Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Prospectus gives you important information about the Cutler Equity Fund (the “Fund” or the “Equity Fund”) that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

Not A Deposit ● Not FDIC Insured ● May Lose Value ● No Bank Guarantee ● Not Insured By Any Government Agency

TABLE OF CONTENTS

Risk/Return Summary	1
Cutler Equity Fund	1
Investment Objective, Principal Investment Strategies and Principal Risks of the Fund	9
Related Risk	11
Management	12
The Adviser	12
Portfolio Managers	12
Other Service Providers	13
Your Account	14
How to Contact the Fund	14
General Information	14
Buying Shares	15
Investment Procedures	17
Selling Shares	18
Frequent Purchases and Redemptions of Fund Shares	21
Other Information	22
Distributions	22
Federal Taxes	22
Organization	23
Financial Highlights	24
Privacy Notice	27
For More Information	back cover

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RISK/RETURN SUMMARY

CUTLER EQUITY FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek current income and long-term capital appreciation.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay if you buy, hold and sell shares of the Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Service Fees(1)	0.05%
Other Expenses	0.19%
Total Annual Fund Operating Expenses (2)	0.99%

(1)	Effective February 18, 2021, the Fund adopted a Shareholder Service Plan that permits it to pay up to 0.15% of its average daily net assets each year in shareholder service fees. The Board of Trustees (the “Board”) of The Cutler Trust (the “Trust”) has authorized the Fund to spend not more than 0.05% of the Fund’s average daily net assets under the Shareholder Service Plan without further approval from the Board. For the fiscal year ended June 30, 2022, the Fund paid an amount equal to 0.04% of the Fund’s average daily net assets in shareholder service fees.

(2)	The Fund’s investment adviser, Cutler Investment Counsel, LLC (the “Adviser”), has contractually agreed, until October 31, 2023, to reduce its management fees and to pay the Fund’s ordinary operating expenses to the extent necessary to limit Annual Fund Operating Expenses to an amount not exceeding 0.99% of the Fund’s average daily net assets. Any management fees reduced and ordinary operating expenses paid by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were reduced or paid, provided that the repayments do not cause Annual Fund Operating Expenses to exceed the foregoing expense limitation. Annual Fund Operating Expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses. Prior to October 31, 2023, the expense limitation agreement may be modified or terminated only with approval by the Board of Trustees.

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Example

This Example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds.

It assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Equity Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Equity Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE EQUITY FUND

In seeking to meet its investment objective, under normal conditions, at least 80% of the Equity Fund’s assets will be invested in a diversified portfolio of common stocks according to the investment style of the Fund’s Adviser. For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Equity Fund is not currently authorized by the Board to do so). The Adviser invests primarily in companies domiciled in the United States and chooses investments in common stocks based on its judgment of fundamental value, which emphasizes stocks that the Adviser judges to have favorable dividend yields and growth prospects relative to comparable companies. Factors deemed particularly relevant in determining fundamental value include:

●	earnings

●	dividend and market price histories

●	balance sheet characteristics

●	perceived management skills

Changes in economic and political outlooks, as well as corporate developments affecting individual companies, can influence specific security prices. The Equity Fund typically invests in stocks of companies that have a total market capitalization of at least $10 billion and, in the Adviser’s opinion, have institutional ownership that is sufficiently broad to provide adequate liquidity suitable to the Fund’s holdings.

The Adviser uses both “top-down” and “bottom-up” approaches, and investment selections are made using a fundamental approach. Top-down research involves the study of economic trends in the domestic and global economy, such as the fluctuation in interest or unemployment rates. These factors help to identify industries and sectors with the potential to outperform as a result of major economic developments. Bottom-up research involves detailed analysis of specific companies. Important factors include industry characteristics, profitability, growth dynamics, industry positioning, strength of management, valuation and expected return for the foreseeable future. Particular attention is paid to a company’s ability to pay or increase its current dividend.

The Adviser will sell securities for any one of three possible reasons:

●	When another company is found by the Adviser to have a higher current dividend yield or better potential for capital appreciation and dividend growth.

●	If the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company’s strategy, execution or industry positioning itself deteriorates. The Adviser develops specific views on how industries are likely to evolve and how individual companies will participate in industry growth and change.

●	If the Adviser believes that a company’s management is not acting in a forthright manner.

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PRINCIPAL RISKS OF INVESTING IN THE EQUITY FUND

An investment in the Equity Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There is no assurance that the Equity Fund will achieve its investment objective. The Equity Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Equity Fund may be worth less than its original cost. The Equity Fund, by itself, does not provide a complete investment program. The Equity Fund is subject to the following principal risks:

Large-Cap Company Risk

The Equity Fund may invest in large-capitalization (“large-cap”) companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk

Because the Equity Fund is actively managed, it is subject to the risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results. Poor security selection could cause the Equity Fund’s return to be lower than anticipated. Current income may be significant or very little, depending upon the Adviser’s portfolio selections for the Equity Fund.

Mid-Cap Company Risk

The Equity Fund may invest in mid-capitalization (“mid-cap”) companies. Mid-cap companies often involve higher risks than large-cap companies because these companies may lack the financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of the trading of securities of mid-cap companies are substantially less than are typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations. Mid-cap companies also may not be widely followed by investors, which can lower the demand for their stock.

Stock Market Risk

All investments made by the Equity Fund have some risk. Among other things, the market value of any security in which the Equity Fund may invest is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of the issuer’s worth.

The Equity Fund may be an appropriate investment if you are seeking long-term growth in your investment and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style utilized for the Equity Fund could fall out of favor with the market. In addition, performance of the Equity Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, war, political events, acts of terrorism, the spread of infectious diseases or other public health issues, and natural and environmental disasters) that cause major price changes in individual securities or market sectors.

In summary, but not inclusive of all possible risks, you could lose money on your investment in the Equity Fund, or the Fund could underperform other investments, if any of the following occurs:

●	The stock market goes down;

●	The stock market undervalues the stocks in the Equity Fund’s portfolio; or

●	The Adviser’s judgment as to the value of the Equity Fund’s stocks proves to be mistaken.

For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Investment Objective, Principal Investment Strategies and Principal Risks of the Fund” in the Fund’s prospectus.

Sector Risk

The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors. For additional information regarding Sector Risk, please refer to “Principal Risks of Investing in the Cutler Equity Fund” found in “Investment Objective, Principal Investment Strategies and Principal Risks of the Fund” in the Fund’s prospectus.

5

COVID-19 Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and since then has spread globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 could be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Equity Fund by showing the changes in the Fund’s performance from year-to-year for the last ten calendar years, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Prior to October 28, 2020, the Fund offered Class I Shares identified by TICKER: CALEX. On October 28, 2020, all existing Class I Shares of the Fund were converted into the current class of shares of the Fund identified by TICKER: DIVHX (previously named Class II Shares). After October 28, 2020 Class I Shares were no longer offered by the Fund. The bar chart and performance table show changes in the year-to-year performance of shares of the Equity Fund and include the historical performance of Class I Shares. The current share class of the Fund (TICKER: DIVHX) would have substantially similar returns to the Class I Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

The Equity Fund’s performance in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-888-CUTLER4 (1-888-288-5374).

EQUITY FUND

Year-by-year Annual Total Return as of 12/31 each year (%)

The Equity Fund’s 2022 year-to-date total return through June 30, 2022 is -11.62%.

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During the periods shown in the bar chart, the highest quarterly return was 13.86% during the quarter ended June 30, 2020 and the lowest quarterly return was -19.42% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2021

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

	1 Year	5 Years	10 Years
Equity Fund

Return Before Taxes	24.72%	13.45%	12.56%

Return After Taxes on Distributions	22.44%	12.07%	11.48%

Return After Taxes on Distributions and Sale of Fund Shares	16.17%	10.53%	10.22%

Standard & Poor’s 500 Index (S&P 500® Index) (1) (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%

Standard & Poor’s 500 Value Index (S&P 500® Value Index)(2) (reflects no deduction for fees, expenses or taxes)	24.90%	11.90%	13.29%

(1)	The S&P 500® Index is a market capitalization weighted index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends. The index is unmanaged and is widely used as a barometer of U.S. stock market performance. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(2)	The S&P 500® Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. Constituents are drawn from the S&P 500® Index. The index is unmanaged. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

MANAGEMENT OF THE EQUITY FUND

Investment Adviser

Cutler Investment Counsel, LLC

Portfolio Managers

Matthew C. Patten and Erich M. Patten are jointly and primarily responsible for the day-to-day management of the portfolio of the Equity Fund. Matthew Patten is Chief Executive Officer and a Portfolio Manager of the Adviser and has been Co-Portfolio Manager of the Equity Fund since March 2003. Erich Patten is President and Chief Investment Officer and a Portfolio Manager of the Adviser and has been Co-Portfolio Manager of the Equity Fund since June 2003.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$2,500 ($2,000 for IRA)

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Minimum Subsequent Investment

No minimum ($100 for Systematic Investment Plans)

General Information

You may purchase or redeem (sell) shares of the Equity Fund on each day that the New York Stock Exchange (the “NYSE”) is open for business. You may initiate transactions to purchase or redeem (sell) shares of the Equity Fund by written request, by telephone or through your financial intermediary.

TAX INFORMATION

The Equity Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF THE FUND

INVESTMENT OBJECTIVE

The investment objective of the Equity Fund is to seek current income and long-term capital appreciation. The investment objective of the Equity Fund may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES OF THE CUTLER EQUITY FUND

In seeking to meet its investment objective, the Equity Fund expects that under normal conditions at least 80% of its assets will be invested in a diversified portfolio of common stocks according to the Adviser’s investment style. For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Equity Fund is not currently authorized by the Board to do so). The Equity Fund will provide the Fund’s shareholders with at least 60 days prior notice of any change by the Board in the Fund’s 80% investment policy.

The Adviser chooses investments in common stocks based on its judgment of fundamental value, which emphasizes stocks that the Adviser judges to have favorable dividend yields and growth prospects relative to comparable companies. Factors deemed particularly relevant in determining fundamental value include:

●	earnings

●	dividend and market price histories

●	balance sheet characteristics

●	perceived management skills

Changes in economic and political outlooks, as well as corporate developments affecting individual companies, can influence specific security prices. The Equity Fund typically invests in stocks of companies that have a total market capitalization of at least $10 billion and, in the Adviser’s opinion, have institutional ownership that is sufficiently broad to provide adequate liquidity suitable to the Fund’s holdings.

The Adviser uses both “top-down” and “bottom-up” approaches, and investment selections are made using a rigorous fundamental approach. Top-down research involves the study of economic trends in the domestic and global economy, such as the fluctuation in interest or unemployment rates. These factors help to identify industries and sectors with the potential to outperform as a result of major economic developments. Bottom-up research involves detailed analysis of specific companies. Important factors include industry characteristics, profitability, growth dynamics, industry positioning, strength of management, valuation and expected return for the foreseeable future. Particular attention is paid to a company’s ability to pay or increase its current dividend.

The Adviser will sell securities for any one of three possible reasons:

●	When another company is found by the Adviser to have a higher current dividend yield or better potential for capital appreciation and dividend growth.

●	If the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company’s strategy, execution or industry positioning itself deteriorates. The Adviser develops specific views on how industries are likely to evolve and how individual companies will participate in industry growth and change.

●	If the Adviser believes that a company’s management is not acting in a forthright manner.

It is not the Equity Fund’s intent to engage in active and frequent trading of its portfolio securities based upon price movements alone. However, the Equity Fund’s rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Frequent trading could increase the amount of capital gains realized by the Equity Fund and the Equity Fund’s transaction costs, which could reduce the Fund’s performance. The Equity Fund may hold cash or cash equivalents such as high quality, short-term money market instruments pending investment to retain flexibility in meeting redemptions and paying expenses.

9

PRINCIPAL RISKS OF INVESTING IN THE CUTLER EQUITY FUND

An investment in the Equity Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There is no assurance that the Equity Fund will achieve its investment objective. The Equity Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Equity Fund may be worth less than its original cost. The Equity Fund, by itself, does not provide a complete investment program. The Equity Fund is subject to the following principal risks (presented alphabetically):

COVID-19 Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and since then has spread globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 could be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Large-Cap Company Risk

The Equity Fund may invest in large-cap companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. If valuations of large-cap companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies.

Management Risk

Because the Equity Fund is actively managed, it is subject to the risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results. Poor security selection and/or investments that have unfavorable portfolio maturities could cause the Equity Fund’s return to be lower than anticipated. Current income may be significant or very little, depending upon the Adviser’s portfolio selections for the Equity Fund.

Mid-Cap Company Risk

The Equity Fund may invest in mid-cap companies. Mid-cap companies often involve higher risks than large cap companies because these companies may lack the financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of the trading of securities of mid-cap companies are substantially less than are typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations. Mid-cap companies also may not be widely followed by investors, which can lower the demand for their stock. Mid-cap companies may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of large-cap companies.

Some mid-cap companies also may be relatively new issuers, which carries risks in addition to the risks of other mid-cap companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Sector Risk

The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors. A Fund overweight in its

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investments in a particular sector may be more impacted by events that impact that sector and may be subject to greater risk of loss than a Fund that has a more diversified portfolio of investments.

Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.

Stock Market Risk

All investments made by the Equity Fund have some risk. Among other things, the market value of any security in which the Equity Fund may invest is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of the issuer’s worth. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. The Equity Fund’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates or investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

The Equity Fund may be an appropriate investment if you are seeking long-term growth in your investment and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style utilized for the Equity Fund could fall out of favor with the market.

In addition, performance of the Equity Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, war, political events, acts of terrorism, the spread of infectious diseases or other public health issues, and natural and environmental disasters) that cause major price changes in individual securities or market sectors. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Russia’s military invasion of Ukraine, the responses and sanctions by other countries, and the potential for wider conflicts, could continue to have adverse effects on regional and global economies and may further strain global supply chains and negatively affect global growth and inflation. Policy changes by the U.S. government and/or Federal Reserve and political events with the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, may affect investor and consumer confidence, and adversely impact the financial markets.

In summary, you could lose money on your investment in the Equity Fund, or the Fund could underperform other investments, if any of the following occurs:

●	The stock market goes down;

●	The stock market undervalues the stocks in the Equity Fund’s portfolio; or

●	The Adviser’s judgment as to the value of the Equity Fund’s stocks proves to be mistaken.

RELATED RISK

Temporary Defensive Position. In order to respond to adverse market, economic, or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash or prime cash equivalents. As a result, the Fund may be unable to achieve its investment objective.

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MANAGEMENT

The business of the Fund is managed under the direction of the Board of the Trust. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and consider other matters affecting the Fund. Additional information regarding the Board, as well as the executive officers of the Trust, may be found in the Statement of Additional Information (the “SAI”).

THE ADVISER

Cutler Investment Counsel, LLC (the “Adviser”), 525 Bigham Knoll, Jacksonville, Oregon 97530, serves as investment adviser to the Equity Fund. The Adviser makes investment decisions for the Fund subject to the general oversight of the Board. The Adviser and its affiliated companies have provided investment management services since 1977.

For investment advisory services, the Equity Fund pays the Adviser a fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

Effective October 28, 2021, the Fund’s Adviser has contractually agreed, until October 31, 2023, to reduce its management fees and to pay the Fund’s ordinary operating expenses to the extent necessary to limit Annual Fund Operating Expenses to an amount not exceeding 0.99% of the Fund’s average daily net assets. Any management fees reduced and ordinary operating expenses paid by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were reduced or paid, provided that the repayments do not cause Annual Fund Operating Expenses to exceed the foregoing expense limitation. Annual Fund Operating Expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses. Prior to October 31, 2023, the expense limitation agreement may be modified or terminated only with approval by the Board of Trustees.

Prior to the expense limitation as stated in the preceding paragraph becoming effective on October 28, 2021, the Adviser had entered into an Expense Limitation Agreement under which it had contractually agreed to reduce its advisory fees and to pay the ordinary operating expenses of the Fund to the extent necessary to limit annual ordinary operating expenses to 1.15% of the Fund’s average daily net assets. Ordinary operating expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses.

During the fiscal year ended June 30, 2022, the Adviser received an aggregate fee, net of any fee reductions or payments of ordinary operating expenses pursuant to applicable expense limitations, of 0.75% for investment advisory services performed, expressed as a percentage of average annual net assets of the Equity Fund. During the fiscal year ended June 30, 2022, the Adviser did not waive or reduce any advisory fees. As of June 30, 2022, no prior year fee reductions are available for repayment to the Adviser.

A discussion regarding the factors considered by the Board in its most recent approval of the Fund’s investment advisory agreement with the Adviser, including its conclusions with respect thereto, is available in the Fund’s annual report for the fiscal year ended June 30, 2022.

PORTFOLIO MANAGERS

Matthew C. Patten and Erich M. Patten are the portfolio managers of the Equity Fund and are responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Matthew Patten is responsible for the macro-economic analysis of the Equity Fund, reviewing sector allocations and industry weightings within the portfolio. Erich Patten analyzes which specific securities should be purchased or sold by the Equity Fund and then reviews these specific securities with Matthew Patten to determine if they are consistent with his macro-economic analysis of the Fund. While Erich Patten executes the timing of all purchase and sell orders, no securities are bought or sold by Erich Patten without the concurrence of Matthew Patten. The business experience and educational backgrounds of Matthew and Erich Patten are described below.

Mr. Matthew C. Patten, Co-Portfolio Manager of the Equity Fund, received his B.A. degree from Boston College in Economics and Environmental Geo-Science. He was awarded his MBA from the University of Chicago. Mr. Patten has been Chairman of the Board of The Cutler Trust since September, 2006. He has been a Member and

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Portfolio Manager of the Adviser and its affiliates since 2003 and Chief Executive Officer of the Adviser since 2014.

Mr. Erich M. Patten, Co-Portfolio Manager of the Equity Fund, received his B.S. in Economics from The Wharton School, University of Pennsylvania. He received his Masters degree in Public Policy from The Harris School, University of Chicago. Mr. Patten has been President of The Cutler Trust since March, 2004. He has been a Member and Portfolio Manager of the Adviser and its affiliates since 2003 and Chief Investment Officer of the Adviser since 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of shares of the Equity Fund.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), provides certain administration, portfolio accounting, and transfer agent and shareholder services to the Equity Fund.

US Bank, N.A., provides custody services to the Equity Fund.

Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Equity Fund, acts as the Fund’s representative in connection with the offering of Fund shares. The Fund may be offered by other broker-dealers as well. The Distributor is affiliated with Ultimus but is not affiliated with the Adviser or its affiliated companies.

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YOUR ACCOUNT

HOW TO CONTACT THE EQUITY FUND

Write to us at:

The Cutler Trust
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Overnight address:

The Cutler Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Telephone us Toll-Free at:

(888) CUTLER4
(888) 288-5374

GENERAL INFORMATION

The Equity Fund’s shares identified as TICKER: DIVHX are offered in this prospectus. The Equity Fund’s shares charge no front-end sales charges, impose no deferred sales charges and are not subject to any distribution (Rule 12b-1) fees. Pursuant to a Shareholder Service Plan, the Fund pays a shareholder service fee in an amount not to exceed 0.15% per annum of the Fund’s average daily net assets, and of this amount, the Board of the Trust has authorized the Fund to incur the actual expenditure of shareholder service fees up to 0.05% per annum of the Fund’s average daily net assets. For additional information, please see “Shareholder Service Plan” in this Prospectus.

You pay no sales charge to purchase or sell (redeem) shares of the Equity Fund. Shares are purchased and redeemed at the net asset value per share, or NAV, next calculated after the Transfer Agent receives your request in proper form. If the Transfer Agent receives your purchase or redemption request in proper form on a business day prior to 4:00 p.m., Eastern time, your transaction will be priced at that day’s NAV. If the Transfer Agent receives your purchase or redemption request after 4:00 p.m. on a business day or on a non-business day, your transaction will be priced at the next business day’s NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

The Fund may temporarily suspend the offering of shares during unusual market conditions or discontinue any shareholder service or privilege.

When and How NAV is Determined The Equity Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each weekday, except on days when the NYSE is closed. The time at which the NAV is calculated may be changed in case of an emergency or if the NYSE closes early.

The Equity Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the total number of shares outstanding. To the extent any assets of the Fund are invested in other open-end management investment companies that are registered under the Investment Company Act of 1940 (the “1940 Act”), the Fund’s NAV with respect to those assets is calculated based upon the net asset values of the registered open-end management investment companies in which it invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Equity Fund values securities for which market quotations are readily available at current market value. The Equity Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are

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insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which a Fund’s securities primarily trade but before the time as of which the Fund calculates its NAV (for example, if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation). When fair value pricing is employed by the Fund, the prices of the securities used by the Fund to calculate its NAV may differ from quoted or published prices of the same securities.

Transactions Through Third Parties If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Equity Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. The Adviser may compensate certain financial institutions or broker-dealers in connection with the sale or expected sale of Fund shares. Consult a representative of your financial institution or retirement plan for further information.

Anti-Money Laundering Program Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. When you open an account, the Fund will ask for your name, address, date of birth, social security number or taxpayer identification number, and other information that will allow the Fund to identify you. The Fund may also ask to see your driver’s license or other identifying documents. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity involving your investment in the Fund. These actions will be taken when, at the sole discretion of the Fund’s management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities. Any account closed by the Fund will be valued at the NAV as of the close of the NYSE on the day the account is closed, and redemption proceeds may be worth more or less than the original investment. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds and in some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

BUYING SHARES

How to Make Payments All investments must be made by check or bank wire. All checks must be payable in U.S. dollars and drawn on a U.S. financial institution. The Equity Fund does not accept cash, drafts, third party checks, “starter” checks, traveler’s checks, credit card checks, post-dated checks, money orders, or cashier’s checks.

Checks Checks should be made payable to the Equity Fund or to The Cutler Trust. By sending your check to us, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day we receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If we cannot post the transaction electronically, you authorize us to present an image copy of your check for payment.

Bank Wires Instruct your financial institution with whom you have an account to make a federal funds wire payment to the Fund. Your financial institution may charge you a fee for this service. The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form. However, the completed and signed account application must be mailed to the Transfer Agent on the same day the wire payment is made.

Through Your Broker or Financial Institution Shares of the Equity Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be

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deemed to have been received by the Equity Fund when the authorized broker, or broker-authorized designee, receives the purchase order and orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholder of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Retirement Accounts The Equity Fund offers IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Minimum Investments The Equity Fund accepts payment in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Standard Account	$2,500	None
Traditional and Roth IRA Accounts	$2,000	None
Accounts with Systematic Investment Plans	$2,500	$100

The Adviser may, at its discretion, waive the above investment minimums.

Account Requirements

Type of Account	Requirements
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	● Instructions must be signed by all persons exactly as their names appear on the account
Gifts or Transfers to a Minor (UGMA,UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	● Depending on state laws, you can set up a custodial account under the UGMA or the UTMA ● The custodian must sign instructions in a manner indicating custodial capacity
Business Entities	● Submit a secretary’s (or similar) certificate covering incumbency and authority
Trusts	● The trust must be established before an account can be opened ● Provide the first and signature pages from the trust document and the pages identifying the trustees

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INVESTMENT PROCEDURES

How to Open an Account	How to Add to Your Account
By Check ● Call or write us for an account application ● Complete the application (and other required documents) ● Mail us your application (and other required documents) and a check	By Check ● Fill out an investment slip from a confirmation or write us a letter ● Write your account number on your check ● Mail us the slip (or your letter) and a check

By Bank Wire

● Call or write us for an account application

● Complete the application (and other required documents)

● Call us to fax the completed application (and other required documents) and we will assign you an account number

● Mail us your application (and other required documents)

● Instruct your financial institution to wire your money to us

By Bank Wire ● Call to notify us of your incoming wire ● Instruct your financial institution to wire your money to us

By Systematic Investment

● Complete the Systematic Investment section of the application

● Attach a voided check to your application

● Mail us the completed application and the voided check

● We will electronically debit the purchase amount from the financial institution account identified in your account application

By Automated Clearing House (ACH)

● Complete the ACH Authorization section of the account application

● Attach a voided check to your application, if applicable

● Mail us the completed application and the voided check

● We will electronically debit the purchase amount from the financial institution account identified in your account application

Systematic Investments You may invest a specified amount of money in the Equity Fund once or twice a month on specified dates. These payments are taken from your account at your designated financial institution by ACH payment. ACH refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Systematic investments must be for at least $100.

Limitations on Purchases The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations. If the Fund refuses a purchase request, it will inform the investor of such rejection generally within one business day but may take up to three business days. This includes those from any individual or group who, in the Fund’s view, are likely to engage in excessive trading as described in “Frequent Purchases and Redemptions of Fund Shares” below.

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, including a fee of $25 to defray bank charges, and the Fund may redeem other shares you own in the account as reimbursement. The Fund and their agents have the right to reject or cancel any purchase or redemption due to nonpayment.

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SELLING SHARES

The Equity Fund processes redemption orders promptly. The length of time the Fund typically expects to pay redemption proceeds is similar regardless of whether the payment is made by check, wire, or ACH. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one to three business days;

●	For payment by wire or ACH, the Fund typically expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days, as permitted under the 1940 Act. Under unusual circumstances as permitted by the U.S. Securities and Exchange Commission (the “SEC”), the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

How To Sell Shares From Your Account

By Mail

● Prepare a written request including:

● Your name(s) and signature(s)

● Your account number

● The Fund name

● The dollar amount or number of shares you want to sell

● How and where to send your proceeds

● Obtain a signature guarantee (if required)

● Obtain other documentation (if required)

● Mail us your request and documentation

By Telephone

● Call us with your request (unless you declined telephone authorization privileges on your account application)

● Provide the following information:

● Your account number

● Exact name(s) in which the account is registered

● Additional forms of identification

● Redemption proceeds will be:

● Mailed to your address on record or

● Wired to you (unless you declined wire redemption privileges on your account application)

By Bank Wire

● Wire redemptions are only available if your redemption is for $10,000 or more and you did not decline wire redemption privileges on your account application

● Call us with your request (unless you declined telephone redemption privileges on your account application) or

● Mail us your request

Through Broker or Financial Institutions ● Contact your broker or financial institution ● Request must be in proper form ● Third party may charge you additional transaction/redemption fees

Systematically

● Complete the systematic withdrawal section of the application

● Attach a voided check to your application

● Mail us your completed application

● Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Redemptions By Mail You may redeem shares by mailing a written request to The Cutler Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered and may require a signature guarantee as discussed below.

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax

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withheld, the redemption will be subject to withholding. Please consult your tax adviser for any tax related IRA distribution questions.

Telephone and Bank Wire Redemption Privileges You may redeem Fund shares having a value of $50,000 or less by telephone unless you declined telephone redemption privileges on your account application. Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by ACH payment, and proceeds of $10,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund’s custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below.

IRA distributions may also be made by telephone. Shareholders who redeem shares held in an IRA will be asked to designate whether or not to withhold federal income taxes from the distribution. If no such instruction is provided, IRA redemptions will be subject to federal tax withholding. Please consult your tax adviser for any tax related IRA distribution questions.

The Transfer Agent requires personal identification before accepting any redemption request by telephone. Telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent to verify that the order is genuine, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such an event should occur, redemption by mail should be considered.

During periods of high market activity, you may encounter higher than usual wait times for telephone transactions. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

Systematic Withdrawals If you own shares of the Equity Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once each month or once each quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $100.

Through Your Broker or Financial Institution You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Equity Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. In addition, orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives the redemption order. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Signature Guarantee Requirements To protect you and the Equity Fund against fraud, certain requests require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You will need to have your signature guaranteed in certain situations, such as:

●	If the shares redeemed have a value greater than $50,000

●	If you are changing a shareholder’s name of record

●	If the payment of the proceeds of a redemption of any amount are to be sent to any person, address or bank account not on record

●	If the redemption of any amount is to occur where the name(s) or the address on your account has changed within the previous 15 days

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●	If you are transferring redemption proceeds to another account with a different registration (name/ownership) from yours

The Equity Fund will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of the STAMP Medallion program are subject to dollar limitation which must be considered when requesting their guarantee. The Fund may reject any signature guarantee if it believes the transaction would otherwise be improper.

The Fund and its Transfer Agent reserve the right to require signature guarantees on all redemptions. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Minimum Account Balance If the value of your Fund account falls below $2,500 (not including IRAs), the Fund may ask you to increase your balance. If the account value is still below $2,500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if the value of your account falls below $2,500 solely as a result of a reduction in your account’s market value.

Redemption Requests  The Fund typically expects that it will take up to three business days following receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. On a less regular basis, and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Readily marketable securities may include illiquid securities, which may take a while for the redeeming shareholder to sell. If the Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. If the Adviser has no pecuniary interest influencing the selection of securities, then the Adviser has discretion with respect to the Fund’s redemptions in-kind, subject to its fiduciary duties, as long as such redemptions in-kind are made in accordance with the Fund’s procedures. If the Adviser has a pecuniary interest influencing the selection of securities, then the Adviser will (i) submit for the Board’s approval a proposed distribution method in accordance with the Fund’s procedures, or (ii) distribute each security held by the Fund on a pro rata basis, excluding certain types of securities such as those that are unregistered, not publicly traded, or for which market quotations are not readily available, among others pursuant to the Fund’s procedures. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

Lost Accounts The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. If a check is not reinvested due to the account having a

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zero balance, the Transfer Agent will continue to search for the lost shareholder until such time as the funds are escheated to the applicable state government, in accordance with the laws of such state.

Online Account Access To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call (888) 288-5374 for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor their transfer agent, distributor nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Equity Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Fund discourages frequent purchases and redemptions. Accordingly, the Board has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitor shareholder trading activity to ensure it complies with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also reserves the right to reject any purchase request that it believes to be market timing or potentially disruptive in nature. The Fund may also modify any terms or conditions relating to the purchase of shares or withdraw all or any part of the offering made by this Prospectus.

The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to maximize investment return; and potentially diluting the value of the Fund’s shares. These risks can have an adverse effect on the Fund’s performance.

When financial intermediaries establish omnibus accounts in the Equity Fund for their clients, the Fund cannot monitor the individual clients’ trading activity. However, the Fund’s service providers, along with the Fund’s Chief Compliance Officer, review trading activity at the omnibus account level and look for activity that may indicate potential frequent trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers the Fund’s shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that apply.

Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

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SHAREHOLDER SERVICE PLAN

The Fund has adopted a Shareholder Service Plan (the “Plan”) permitting the Fund to compensate broker-dealers and financial institutions for providing shareholder services, including but not limited to, (i) establishing and maintaining accounts and records; (ii) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares may be effected and other matters pertaining to the Trust’s services; (iii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assisting shareholders in arranging for processing purchase, exchange and redemption transactions; (v) arranging for the wiring of funds; (vi) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (vii) responding to customer inquiries and requests regarding statements of additional information, shareholder reports, notices, proxies and proxy statements and other Fund documents, or integrating periodic statements with other shareholder transactions; and (viii) providing such other related services as the shareholder may request. The maximum amount that may be incurred under the Plan is 0.15% per annum of the Fund’s average daily net assets. The Board has authorized the Fund to spend not more than 0.05% of the Fund’s average net assets under the Plan without further approval from the Board. During the fiscal year ended June 30, 2022, the Fund incurred $76,252 of shareholder services fees pursuant to this Plan.

OTHER INFORMATION

DISTRIBUTIONS

The Equity Fund declares dividends, if any, from net investment income and pays those dividends quarterly. Any net capital gains realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested in additional shares. Shares become entitled to receive distributions on the day after the shares are issued.

FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state and local tax consequences of investing in the Fund.

The Fund intends to operate in a manner such that it will not be liable for federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. Distributions of net investment income (including short-term capital gains) are generally taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax rate of 20%. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding periods and other requirements are met.

Distributions of capital gains and net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares is a taxable transaction for federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be a capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as a long-term capital gain or loss if you held your Fund shares for more than one year at the time of the sale.

The Fund may be required to withhold federal income tax at the required federal backup withholding rate (currently 24%) on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer

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identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (the “IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability.

The Fund is required to report to the IRS, and furnish to shareholders, on Form 1099-B the basis, holding period and gross proceeds received with respect to any sale of Fund shares acquired after January 1, 2012 (“Covered Shares”). The Fund has selected Average Cost, which is the mutual fund industry standard, as the Fund’s default basis calculation method. If a shareholder determines that another IRS-approved basis calculation method is more beneficial, the shareholder may be able to elect such other method by contacting the Fund at the time of or in advance of the redemption of Covered Shares. IRS regulations do not permit the change of a basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to these basis reporting requirements. Basis information will not be reported to the IRS or shareholder upon the redemption of any non-covered shares. Non-covered shares will be treated as having been redeemed before any covered shares, unless otherwise specified. You should consult your tax or financial advisor about the application of the basis reporting rules to you, especially whether you should elect a method other than Average Cost.

All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first unless otherwise specified.

The Equity Fund will mail a statement to you annually containing information about the income tax status of distributions paid during the year.

ORGANIZATION

The Cutler Trust (the “Trust”) is a Delaware statutory trust registered with the SEC as an open-end management investment company, or mutual fund. The Equity Fund is a series of the Trust. It is not intended that meetings of shareholders be held except when required by federal or Delaware law. Shareholders of the Equity Fund are entitled to vote at shareholders’ meetings for such things as approval of an investment advisory agreement.

23

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the Equity Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The annual financial statements have been audited by Cohen & Company, Ltd., independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report and is available upon request.

Please turn to the back cover of this Prospectus to find out how you can obtain a copy of these reports without charge.

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CUTLER EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Years Ended June 30,
	2022	2021(a)	2020	2019	2018
Net asset value at beginning of year	$26.11	$19.90	$20.67	$19.82	$18.39
Income (loss) from investment operations:
Net investment income	0.33	0.32	0.33	0.31	0.28
Net realized and unrealized gains (losses) on investments	(1.46)	7.17	(0.21)	1.62	1.68
Total from investment operations	(1.13)	7.49	0.12	1.93	1.96
Less distributions from:
Net investment income	(0.32)	(0.32)	(0.33)	(0.31)	(0.28)
Net realized gains	(1.77)	(0.96)	(0.56)	(0.77)	(0.25)
Total distributions	(2.09)	(1.28)	(0.89)	(1.08)	(0.53)
Net asset value at end of year	$22.89	$26.11	$19.90	$20.67	$19.82
Total return (b)	(5.04%)	38.64%	0.39%	10.36%	10.63%
Net assets at end of year (000’s)	$175,816	$193,953	$147,207	$159,665	$150,597
Ratios/supplementary data:
Ratio of total expenses to average net assets	0.99%	1.02%	1.16%	1.16%	1.16%
Ratio of net expenses to average net assets (c)	0.99%	1.04%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets (c)	1.26%	1.36%	1.58%	1.56%	1.41%
Portfolio turnover rate	1%	7%	6%	5%	10%

(a)	Effective October 28, 2020, all existing shares of the Fund converted to Class II shares.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees for the years ended June 30, 2020, 2019 and 2018 and would have been higher for the year ended June 30, 2021 had the Adviser not recouped prior year fee reductions.

(c)	Ratio was determined after investment advisory fee reductions and/or recoupments of previous investment advisory fee reductions for the years ended June 30, 2021, 2020, 2019 and 2018.

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26

PRIVACY NOTICE Rev. August 2010

FACTS	WHAT DOES THE CUTLER TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     Assets

■     Retirement Assets

■     Transaction History

■     Checking Account Information

■     Purchase History

■     Account Balances

■     Account Transactions

■     Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Cutler Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Cutler Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-288-5374

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Who we are
Who is providing this notice?	The Cutler Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does The Cutler Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Cutler Trust collect my personal information?

We collect your personal information, for example, when you

■     Open an account

■     Provide account information

■     Give us your contact information

■     Make deposits or withdrawals from your account

■     Make a wire transfer

■     Tell us where to send the money

■     Tell us who receives the money

■     Show your government-issued ID

■     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Cutler Investment Counsel, LLC, the investment adviser to The Cutler Trust, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Cutler Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Cutler Trust does not jointly market.

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FOR MORE INFORMATION

Annual/Semi-Annual Reports

Additional information about the Equity Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Equity Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws. The Fund enters into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Fund. Shareholders are not parties to, or third-party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

Contacting the Equity Fund

You can get free copies of the Fund’s annual/semi-annual reports and SAI, request other information or make inquiries about the Fund by contacting your broker, or by calling or writing the Fund at:

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(888) CUTLER4
(888) 288-5374

The Fund’s Prospectus, SAI and annual/semi-annual reports are also available on the Fund’s website at https://mutualfunds.cutler.com/services/dividend-investing/cutler-equity-fund/.

U.S. Securities and Exchange Commission Information

You can also review the Fund’s annual/semi-annual reports, SAI and other information about the Fund by requesting copies of this information, for a fee, by e-mailing or by writing to:

Public Reference Room
U.S. Securities and Exchange Commission
Washington, D.C. 20549-1520
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and SAI, are available on the SEC’s website at www.sec.gov.

Investment Company Act File No. 811-07242

29

Statement of Additional Information

October 28, 2022

Cutler Equity Fund

Ticker: DIVHX

Fund Information: The Cutler Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 1-888-CUTLER4 http://www.cutler.com	Investment Adviser: Cutler Investment Counsel, LLC 525 Bigham Knoll Jacksonville, Oregon 97530 (541) 770-9000 (800) 228-8537
Account Information and Shareholder Services: The Cutler Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Toll free 1-888-CUTLER4

This Statement of Additional Information, or SAI, supplements the Prospectus dated October 28, 2022, as amended from time to time, offering shares of the Cutler Equity Fund (the “Fund” or the “Equity Fund”), a series of The Cutler Trust (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. The Prospectus may be obtained by an investor without charge by contacting Ultimus Fund Solutions, LLC at the address or telephone number listed above.

Financial statements for the Fund for the fiscal year ended June 30, 2022 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Additional copies of the Annual Report may be obtained, without charge, upon request by contacting Ultimus Fund Solutions, LLC at the address or telephone number listed above.

Table of Contents

Glossary	3
General Information	4
Investment Policies and Risks	4
Investment Limitations	8
Management	10
Portfolio Transactions	17
Policy Regarding Selective Disclosure of Portfolio Holdings	20
Additional Purchase and Redemption Information	21
Taxation	23
Calculation of Performance Data	27
Other Matters	28
Appendix A: Description of Securities Ratings	A-1
Appendix B: Proxy Voting Policies and Procedures	B-1

Glossary

“Administrator” means Ultimus Fund Solutions, LLC, the Trust’s administrator.

“Adviser” means Cutler Investment Counsel, LLC, the Fund’s investment adviser.

“Board” means the Board of Trustees of the Trust.

“CFTC” means Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended, the rules promulgated therewith, IRS interpretations and any private letter ruling or similar ruling upon which the Funds may rely.

“Custodian” means US Bank, N.A, the Trust’s custodian.

“Distributor” means Ultimus Fund Distributors, LLC, the Trust’s principal underwriter.

“Dodd-Frank Act” means Dodd-Frank Wall Street Reform and Consumer Protection Act.

“FATCA” means Foreign Account Tax Compliance Act.

“Fitch” means Fitch Ratings.

“Fund” means the Cutler Equity Fund.

“Independent Trustee” means a Trustee who is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Ratings Services.

“Transfer Agent” means Ultimus Fund Solutions, LLC.

“Trust” means The Cutler Trust.

“1933 Act” means the Securities Act of 1933, as amended, the rules promulgated thereunder, and any interpretations of or exemptive letters related thereto, upon which the Fund may rely.

“1940 Act” means the Investment Company Act of 1940, as amended, the rules promulgated thereunder, and any interpretations of or exemptive letters related thereto, upon which the Fund may rely.

General Information

The Cutler Trust was organized as a business trust under the laws of the State of Delaware on October 2, 1992. The Trust has operated under that name and as an investment company since that date.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers one series of shares of beneficial interest, the Cutler Equity Fund. The Fund is diversified as that term is defined by the 1940 Act. The Fund offers one class of shares identified by Ticker: DIVHX (previously named the Class II Shares) as discussed in this SAI and the corresponding Prospectus dated October 28, 2022. Prior to October 28, 2020, the Fund offered Class I Shares identified by TICKER: CALEX. On October 28, 2020, all existing Class I Shares of the Fund were converted into the current class of shares of the Fund identified by TICKER: DIVHX (previously named Class II Shares). After October 28, 2020 Class I Shares were no longer offered by the Fund. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust will continue indefinitely until terminated.

Investment Policies and Risks

The following discussion supplements the disclosure in the Prospectus about the Fund’s investment techniques, strategies and risks. The Fund is designed for investment of that portion of an investor’s assets that can appropriately bear the special risks associated with certain types of investments (e.g., investments in equity securities or investments in fixed income securities).

Under normal conditions, at least 80% of the Fund’s assets will be invested in a diversified portfolio of common stocks according to the Adviser’s investment style. For purposes of the Fund’s 80% investment policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Fund is not currently permitted to do so).

Fixed Income Securities

The Fund may invest a portion of its assets in fixed income securities. The Fund’s investments in fixed income securities are subject to credit risks relating to the financial condition of the issuers of the securities that the Fund holds. To the extent that the Fund invests in fixed income securities, the Fund will invest primarily in “investment grade” securities. “Investment grade” means rated in the top four long-term rating categories or top two short-term rating categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; for preferred stocks are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; and for short-term debt, including commercial paper, are “P-2” in the case of Moody’s, “A-2” in the case of S&P and “F-2” in the case of Fitch.

Unrated securities may not be as actively traded as rated securities. The Fund may retain a security whose rating has been lowered below the lowest permissible rating category (or that is unrated and determined by the Adviser to be of comparable quality to a security whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody’s, S&P, Fitch and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issuer of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund (neither event requiring the sale of such security by the Fund), the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and may not reflect the fine shadings of risks with a given quality grade. An issuer’s current financial condition may be better or worse than a rating indicates. The Adviser performs independent analysis in an attempt to identify issuers within a given quality grade that, because of improving fundamental or other factors, are likely to result in improving quality, greater market value and lower risk.

Convertible Securities

The Fund may invest in convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company’s capital structure, but usually are subordinated to non-convertible debt securities.

Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities. Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than investment in an issuer’s common stock. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The value of a convertible security is a function of its “investment value” and its “conversion value.” The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege. The conversion value is the security’s worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.

The credit standing of the issuer and other factors also may affect the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Foreign Issuers and ADRs

The Fund may invest in securities of foreign issuers. The Trust considers “foreign issuers” to be those issuers whose securities are traded only on foreign markets. American Depositary Receipts (ADRs) traded on the New York Stock Exchange (NYSE) or the NYSE MKT LLC are not considered foreign securities by the Fund for the purpose of this limitation. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. Generally, ADRs in registered form are designed for trading in U.S. securities markets. The underlying securities are not always denominated in the same currency as the ADRs. Although investment in the form of ADRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

ADRs are available through facilities which may be either “sponsored” or “unsponsored.” Only sponsored ADRs may be listed on the NYSE or the NYSE MKT LLC. If sponsored, the foreign issuer establishes the facility, pays some or all of the depository’s fees, and usually agrees to provide shareholder communications. If unsponsored, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than unsponsored arrangements. More and higher fees are generally charged in an unsponsored arrangement compared to a sponsored arrangement. Unsponsored ADRs are generally considered more risky due to: (a) the additional costs involved; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs associated with trading in the over-the-counter market. Unsponsored ADRs are considered foreign securities by the Fund for the purpose of calculating the limitation on investments in foreign securities.

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability;

(2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Funds are required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Bank Debt Instruments

The Fund may invest in bank debt instruments, which may consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation (FDIC) or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

These bank debt instruments are generally not insured by the FDIC or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

Cybersecurity Risk

The Fund and its service providers may be prone to operational and information security risks resulting from cyberattacks. Cyberattacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyberattacks affecting the Fund, the Adviser, Custodian, Administrator, Transfer Agent, Distributor, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyberattacks may interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s share price, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures and/or cause reputational damage. Similar types of cybersecurity risks are also present for securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.  There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified.  Moreover, because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers, there is no guarantee that their efforts will be successful.

Foreign Exchange Risk and Currency Transactions

The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used (i) when a security denominated in a foreign currency is purchased or sold, or (ii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to the foregoing, a forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

The Dodd-Frank Act includes foreign exchange forwards in the definition of “swap” as well as over-the-counter derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the CFTC. The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts; however, a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by the Fund in forward foreign currency contracts excluded by the Treasury Department are not subject to the CFTC regulations to which other forward foreign currency contracts are subject.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund’s performance may be adversely affected as the Adviser may be incorrect in its forecasts of market value and currency exchange rates.

Illiquid Investments

An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the conversion to cash significantly changing the market value of the investment. The Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to protect liquidity pursuant to the Trust’s liquidity risk management program. The sale of some illiquid and other types of securities may be subject to legal restrictions. It may be difficult to sell restricted securities at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions.

Investment Company Securities

Investment company securities are securities of other open-end or closed-end investment companies. Except for a so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Under certain conditions, the Fund may invest in other investment companies, including money market funds, in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. An investment in securities of an investment company is not insured or guaranteed by the FDIC or any other government agency.

Exchange Traded Funds (“ETFs”)

Shares of ETFs and other similar instruments may be purchased by the Fund. An ETF is an investment company that may be registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or sector of an index. ETFs sell and redeem their shares at net asset value, are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day. An investment in an ETF generally presents the same primary risks as an investment in its underlying stocks or the sectors the ETF is designed to track, in addition to the following risks: (1) the market price of ETF shares may trade at a discount to their net asset value; (2) an active trading market for ETF shares may not develop or be maintained; (3) trading of ETF shares may be halted if deemed appropriate by the listing exchange; and (4) ETF shares may be delisted from their trading exchange, or their trading may be temporarily halted. Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund would pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.

Exchange Traded Notes (“ETNs”)

ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN’s share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Temporary Defensive Position

The Fund may assume a temporary defensive position and may invest without limit in commercial paper and other money market instruments that are of prime quality. When the Fund assumes a temporary defensive position, it may not achieve its investment objective. Prime quality instruments are those instruments that are rated in one of the two highest rating categories by an NRSRO or, if unrated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government securities, interest-bearing savings deposits and certificates of deposit of domestic commercial banks and money market mutual funds. The Fund will only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Investment Limitations

Except as required by the 1940 Act as to borrowing or otherwise, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of the Fund’s assets or a change in status of a security or purchases and redemptions of Fund shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a non-fundamental policy of the Fund without shareholder approval.

Fundamental Limitations

The Fund’s investment objective is considered fundamental. In addition, the Fund has adopted the following investment limitations, which are fundamental policies of the Fund. The Equity Fund may not:

●	Diversification

With respect to 75% of its assets, purchase a security other than an obligation issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities (“U.S. Government Securities”) if, as a result, more than 5% of the Equity Fund’s total assets would be invested in the securities of a single issuer.

●	Concentration

Purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Equity Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

●	Underwriting Activities

Underwrite securities of other issuers, except to the extent that the Equity Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

●	Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Equity Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

●	Purchases and Sales of Commodities and Options; Borrowing; Margin Purchases and Short Sales

Purchase or sell physical commodities or contracts relating to physical commodities; borrow money; purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

●	Issuance of Senior Securities

Issue senior securities except as appropriate to evidence indebtedness that the Equity Fund may be permitted to incur, and provided that the Equity Fund may issue shares of additional series or classes that the Board may establish.

●	Repurchase Agreements; Making Loans

Enter into repurchase agreements, lend securities or otherwise make loans; except through the purchase of debt securities that may be purchased by the Equity Fund.

Non-Fundamental Limitations

The Fund has adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

●	Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Equity Fund could invest) if, as a result, more than 5% of the value of the Fund’s total assets would be so invested.

●	Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Fund may invest in securities issued by companies engaged in such activities.

●	Under normal conditions, invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of common stocks.

Management

Trustees and Executive Officers

The business and affairs of the Trust are managed under the direction of the Board in compliance with the laws of the State of Delaware. Among its duties, the Board generally meets and reviews on a quarterly basis the operations of the Fund as conducted by the Fund’s service providers. The Trustees’ management of the Trust also includes a periodic review of the service providers’ agreements and fees charged to the Fund. The names of the Trustees and executive officers of the Trust, each person’s position with the Trust and length of time served, address, date of birth and principal occupation(s) during the past five years are set forth below. For each Trustee, information concerning the number of portfolios overseen by the Trustee and other directorships held by the Trustee has also been included. Interested and Independent Trustees have been identified.

Name, Date of Birth and Address	Position with the Trust	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During the Past Five Years
Interested Trustee:
Matthew C. Patten (2)(3) Born: December 1975 525 Bigham Knoll Jacksonville, OR 975	Chairman/ Trustee/ Treasurer	Treasurer Since March 2004 Trustee Since September 2006	Chief Executive Officer and Partner of Cutler Investment Counsel, LLC (since 2014); Portfolio Manager of Cutler Investment Counsel, LLC (since 2003); President of Cutler Investment Counsel, LLC (2004-2014).	1	None

Name, Date of Birth and Address	Position with the Trust	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee During the Past Five Years
Independent Trustees:
John P. Cooney Born: January 1932 525 Bigham Knoll Jacksonville, OR 97530	Lead Independent Trustee	Since April 2007	Retired	1	None
Robert F. Turner Born: June 1946 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since September 2012	Retired	1	None
Edward T. Alter, CPA Born: July 1941 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since August 2013	Retired	1	None

Name, Date of Birth and Address	Position with the Trust	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Executive Officers
Erich M. Patten (3) Born: October 1977 525 Bigham Knoll Jacksonville, OR 97530	President	Since March 2004	Portfolio Manager, Chief Investment Officer and Partner of Cutler Investment Counsel, LLC (since 2003).
Brooke C. Ashland (3) Born: December 1951 525 Bigham Knoll Jacksonville, OR 97530	Vice President and Chief Compliance Officer	Since June 2002	Chair of Cutler Investment Counsel, LLC (since 2014); Chief Compliance Officer of Cutler Investment Counsel, LLC (since 2003); Chief Executive Officer of Cutler Investment Counsel, LLC (2003 to 2014).
Jennifer L. Merchant Born: April 1975 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since August 2022

Assistant Vice President, Legal Administration, Ultimus Fund Solutions, LLC (since February 2022); Legal Services Director (October 2021 to February 2022) and Legal Counsel (September 2019 to October 2021), Washington State Treasurer; Investment Officer, Washington State Investment Board (October 2010 to August 2019).

Jennifer L. Leamer Born: August 1976 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Vice President	Since November 2020	Senior Vice President, Fund Accounting of Ultimus Fund Solutions, LLC (since 2014).
Stephen L. Preston Born: October 1966 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Anti-Money Laundering Officer and AVP	Since November 2016	Chief Compliance Officer, Ultimus Fund Distributors, LLC (since June 2011); Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

(1)	Each Trustee holds office until he resigns or is removed. Officers are elected annually.

(2)	Matthew C. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.

(3)	Matthew C. Patten and Erich M. Patten are brothers and the sons of Brooke C. Ashland.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of four Trustees, three of whom are Independent Trustees. The Board is responsible for the oversight of the Trust. The Board is responsible for overseeing the investment adviser and the Trust’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Instrument.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Board has established four standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Matthew C. Patten. Mr. Matthew Patten is affiliated with the Trust’s investment adviser and is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because he is the President of the Adviser. As Chairman, Mr. Matthew Patten has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various service providers.

John P. Cooney serves as the Lead Independent Trustee. He presides at all Executive Sessions of the Independent Trustees and has the authority to preside at meetings of the Board at which the Chairman of the Board is not present. In his role as Lead Independent Trustee, Judge Cooney facilitates communication and coordination between the Independent Trustees and Trust management. He also reviews meeting agendas for the Board and the information provided by management to the Independent Trustees as needed.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Mr. Matthew Patten as Chairman and Judge Cooney as Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics such as the Board’s size (four Trustees), the size of the fund complex (currently one Fund) and the Fund’s investment style (publicly traded, primarily large-cap equity securities). The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees. The Board has established an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee (“QLCC”). The Board of Trustees has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The members of the Audit and Nominating Committees and the QLCC are the three Independent Trustees: Edward T. Alter, John P. Cooney and Robert F. Turner. Judge Cooney serves as the Chairman of the QLCC, Mr. Turner serves as the Chairman of the Nominating Committee and Mr. Alter serves as the Chairman of the Audit Committee. Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman. Each Committee Chairman facilitates communications and coordination between the Independent Trustees and Trust management with respect to the matters overseen by that Committee.

Audit Committee. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It also selects the Trust’s independent registered public accounting firm, reviews the methods, scope, and result of the audits, approves the fees charged for audit and non-audit services, and reviews the Trust’s internal accounting procedures and controls. The Audit Committee met twice during the fiscal year ended June 30, 2022.

Nominating Committee. The Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee does not currently consider shareholder nominations. The Nominating Committee, which meets when necessary, did not meet during the fiscal year ended June 30, 2022.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended June 30, 2022 because no such reports were made during that period.

Adviser’s Valuation Committee. The Adviser has established a Valuation Committee to ensure that the securities and other assets of the Fund are valued properly, fairly and in accordance with the Trust’s Portfolio Securities Valuation Procedures. The members of the Valuation Committee are Brooke C. Ashland, Erich M. Patten and Matthew C. Patten. The Valuation Committee is responsible for reviewing and providing advice regarding the Trust’s policies and procedures for determining the NAV per share of the Fund. The Valuation Committee also produces fair value determinations for securities maintained in the Fund’s portfolio that are consistent with valuation procedures approved by the Board. The determinations of the Valuation Committee are presented to the Board for ratification at its quarterly meetings. The Valuation Committee did not meet during the fiscal year ended June 30, 2022.

Qualifications of the Trustees. The Nominating Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

●	Matthew Patten has served as a Portfolio Manager of the Adviser and its affiliates since 2003, President of the Adviser from 2004-2014 and Chief Executive Officer since 2014. He holds a B.A. degree in Economics and Environmental Geo-Science from Boston College and was awarded his M.B.A. from the University of Chicago. Mr. Matthew Patten has served as a Trustee since 2004. The Board has concluded that Mr. Matthew is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

●	John P. Cooney is a retired U.S. Magistrate Judge. He served as a U.S. Magistrate Judge from 1990 to 2007 and previously served as an attorney in private practice. Judge Cooney holds LL.B and J.D. degrees from Willamette University. He has served as a Trustee of the Trust since 2007 and has previously held leadership positions in various professional societies and community organizations. The Board has concluded that Judge Cooney is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business and judicial experience.

●	Robert F. Turner retired in February 2012 as Chairman of Jeld-Wen, Inc., a manufacturing company. He previously had served as Executive Vice President and Chief Operating Officer of Jeld-Wen, Inc. from 1999 to 2010. Mr. Turner holds a B.S. degree in Business from the University of Oregon. Mr. Turner has served on the Boards of several nonprofit organizations, including the University of Oregon Foundation and Jeld-Wen Foundation. The Board has concluded that Mr. Turner is suitable to serve as a Trustee because of his business experience, his academic background and his service on other boards.

●	Edward T. Alter retired in January 2009 after 28 years as Treasurer of the State of Utah. He holds a B.A. degree in Banking and Finance and an M.B.A. from the University of Utah. Mr. Alter is a Certified Public Accountant and has over 40 years of accounting and financial management experience. He was formerly a member of the Utah State Bonding Commission, the Private Activity Bond Review Board and the Utah Housing and Finance Agency Board. Mr. Alter was a board member of the Utah Retirement System where he served for 36 years including 9 years as Board President. He has also served as a member of the Utah Educational Savings Plan (My 529) Board and the Utah Higher Education Assistance Board. The Board has concluded that Mr. Alter is suitable to serve as a Trustee because of his professional investment and business experience, his academic background and his service and leadership on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Fund is subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through its various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Fund, the Board requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s Chief Compliance Officer, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including the investment performance of the Fund, as well as reports regarding the valuation of the Fund’s securities. In addition, in its annual review of the Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser or its affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Trustee Ownership of Fund Shares

Trustee*	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2021
Interested Trustee
Matthew C. Patten	$50,001 - $100,000
Independent Trustees
John P. Cooney	Over $100,000
Robert F. Turner	None
Edward T. Alter	None

Ownership of Securities of the Adviser and Principal Underwriter

As of December 31, 2021, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of the Fund’s investment adviser or principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with the Fund’s investment adviser or principal underwriter.

Compensation of Trustees and Officers

For his service to the Trust, each Independent Trustee of the Trust is paid an annual retainer fee of $7,500, plus a fee of $1,250 per Board meeting attended. In addition, the Audit Committee Chair receives annual compensation of $5,000. The Trustees are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Matthew Patten receives no compensation (other than reimbursement for travel and related expenses) for his service as a Trustee of the Trust. No officer or employee of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings. The following table sets forth the fees paid to each current Trustee by the Trust and the Fund Complex during the fiscal year ended June 30, 2022.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits upon Retirement	Total Compensation from Trust and Fund Complex
Matthew C. Patten(1)	$0	$0	$0	$0
John P. Cooney	$12,500	$0	$0	$12,500
Robert F. Turner	$12,500	$0	$0	$12,500
Edward T. Alter	$18,334	$0	$0	$18,334

(1)	Mr. Patten is an Interested Trustee because of the positions he holds with the Adviser and its affiliates.

Investment Adviser

Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Under the Advisory Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

Ownership of Adviser/Affiliations

 Brooke C. Ashland, Vice President of the Trust, is mother to both Erich Patten and Matthew Patten, who control the Adviser. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. The Trustees or executive officers of the Trust who are employed by the Adviser (or affiliates of the Adviser) are Brooke C. Ashland, Matthew C. Patten and Erich M. Patten. The titles for each as they relate to the Trust, the Adviser and affiliates of the Adviser are located in the table in this section under the caption “Trustees and Executive Officers.”

Fees Paid to the Adviser

The Adviser’s advisory fee is calculated as a percentage of the Fund’s average net assets.

The advisory fee for the Fund, which is accrued daily and paid monthly, is equal to 0.75% per annum of the average daily net assets of the Fund. Effective as of the date of this SAI and its accompanying Prospectus, the Fund’s Adviser has contractually agreed, until October 31, 2023, to reduce its management fees and to pay the Fund’s ordinary operating expenses to the extent necessary to limit Annual Fund Operating Expenses to an amount not exceeding 0.99% of the Fund’s average daily net assets. Any management fees reduced and ordinary operating expenses paid by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were reduced or paid, provided that the repayments do not cause Annual Fund Operating Expenses to exceed the foregoing expense limitation. Annual Fund Operating Expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses. Prior to October 31, 2023, the expense limitation agreement may be modified or terminated only with approval by the Board.

Prior to the expense limitation as stated in the preceding paragraph becoming effective on October 28, 2021, the Adviser had entered into an Expense Limitation Agreement under which it had contractually agreed, until October 31, 2021, to reduce its advisory fees and to pay the ordinary operating expenses of the Fund to the extent necessary to limit annual ordinary operating expenses to 1.15% of the Fund’s average daily net assets. Ordinary operating expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses.

During the fiscal year ended June 30, 2022, the Adviser did not waive or reduce any advisory fees. As of June 30, 2022, no prior year fee reductions are available for repayment to the Adviser.

The following table provides compensation payable to the Adviser by the Fund, advisory fee reductions (if any), advisory fees recouped (if any) and advisory fees received by the Adviser during each of the last three fiscal years, as applicable.

Fund/Fiscal Year Ended	Advisory Fees Accrued by the Equity Fund	Advisory Fee Reductions and/or Expense Payments	Advisory Fees and/or Expense Payments Recouped	Advisory Fees Received by the Adviser
Cutler Equity Fund
June 30, 2022	$1,436,512	$0	$0	$1,436,512
June 30, 2021	$1,292,387	$0	$41,417	$1,333,804
June 30, 2020	$1,165,309	$19,614	$0	$1,145,695

Other Provisions of the Advisory Agreement

Unless sooner terminated, the Advisory Agreement shall continue in effect from year to year with respect to the Fund so long as it is approved at least annually by the Board or by vote of the Fund’s shareholders, and in either case by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement may be terminated with respect to the Fund without penalty by the Trust on 60 days written notice when authorized either by vote of the holders of a majority of the Fund’s outstanding securities or by a vote of a majority of the Board on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Trust. The Advisory Agreement terminates automatically in the event of its assignment, as defined by the 1940 Act.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law, except that the Advisory Agreement does not protect the Adviser against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

Portfolio Managers

In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of June 30, 2022.

Other Accounts Managed (as of June 30, 2022)

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Matthew C. Patten	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 1825	$ 0 $ 0 $894 million	0 0 0	$ 0 $ 0 $ 0
Erich M. Patten	Other Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 1825	$ 0 $ 0 $894 million	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe there are any material conflicts of interest in connection with the portfolio managers’ management of the Fund’s investments and the investments of other accounts listed above. However, potential conflicts of interest may arise where the Fund and other accounts managed by the Portfolio Managers follow the same investment strategy and the Adviser is purchasing the same securities for the Fund and its other clients or where a portfolio manager is trading personally in the same securities.

In the event that more than one account managed by the Adviser is trading the same security, the Adviser has adopted policies and procedures designed to allocate trades on a pro rata basis across all accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts and to protect the Fund from disparate treatment due to any conflicts of interest. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients, including the Fund, come first.

Compensation

Each portfolio manager is an equity owner of the Adviser and his compensation, consisting of a fixed annual salary plus the potential for a discretionary bonus, varies with the general success of the Adviser as a firm. The portfolio managers’ compensation is not directly linked to any specific factors, such as the Fund’s performance or asset levels, but these factors may nevertheless affect the performance and profitability of the Adviser and may, as a result, affect the portfolio managers’ compensation.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Fund beneficially owned by the portfolio managers as of June 30, 2022.

Name of Portfolio Manager	Dollar Value of Cutler Equity Fund Shares Beneficially Owned
Erich M. Patten	Over $100,000
Matthew C. Patten	Over $100,000

Distributor

The principal underwriter of the shares of the Fund is Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Distributor is a subsidiary of Ultimus Fund Solutions, LLC, the Trust’s administrator. Stephen L. Preston is an officer of the Trust and an officer of the Distributor. The Distributor serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares of the Fund are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, but it is not obliged to sell any particular amount of shares.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year so long as such continuance is approved. The Distribution Agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement is terminable without penalty by the Trust on 60 days written notice when authorized either by vote of a majority of the Fund’s outstanding securities or by a vote of a majority of the Board on 60 days written notice to the Distributor, or by the Distributor on 60 days written notice to the Trust. The Distribution Agreement terminates automatically in the event of its assignment, as defined by the 1940 Act.

Other Service Providers to the Fund

Administrator, Accountant and Transfer Agent

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Fund with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.

For the performance of these services the Administrator receives a monthly fee from the Fund based on its average daily net assets (subject to a minimum fee per month), plus out-of-pocket expenses. The following table indicates the fees paid by the Fund to the Administrator for the fiscal years ended June 30, 2022, 2021, and 2020.

Fiscal Year Ended	Fees Paid to the Administrator by the Cutler Equity Fund
June 30, 2022	$191,502
June 30, 2021	$172,585
June 30, 2020	$202,947

Custodian

The Fund’s custodian is US Bank, N.A. (the “Custodian”), located at 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Fund’s cash and securities and collects income on the Fund’s investments. The Custodian may employ subcustodians to provide custody of the Fund’s assets.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. has been selected as the Fund’s independent registered public accounting firm. Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, audits the annual financial statements of the Fund and prepares the Fund’s tax returns.

Portfolio Transactions

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the

Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Commissions Paid

The following table shows the aggregate brokerage commissions paid by the Fund during each of the past three fiscal years.

Fiscal Year Ended	Aggregate Brokerage Commissions Paid by the Fund
June 30, 2022	$3,594
June 30, 2021	$7,848
June 30, 2020	$9,283

Adviser Responsibility for Purchases and Sales

Subject to any applicable policies adopted by the Trust, the Adviser places orders for the purchase and sale of securities with brokers and dealers selected by the Adviser in its discretion. The Fund does not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in placing trades for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Obtaining Research from Brokers

The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may be used by the Adviser in connection with services to clients other than the Fund, and not all research services may be used by the Adviser in connection with the Fund. The Adviser’s fees are not reduced by reason of the Adviser’s receipt of research services.

Subject to applicable regulations and the Adviser’s fiduciary duties, the Adviser has full brokerage discretion. It evaluates the range of quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. Under certain circumstances, the value of research provided by a broker-dealer may be a factor in the selection of a broker. This research would include reports that are common in the industry. Typically, the research will be used to service all of the Adviser’s accounts although a particular client may not benefit from all the research received on each occasion. The nature of the services purchased for clients include industry research reports and periodicals, quotation systems and formal databases.

Occasionally, the Adviser may place an order with a broker and pay a slightly higher commission than another broker might charge. If this is done it will be because of the Adviser’s need for specific research, for specific expertise a firm may have in a particular type of transaction (due to factors such as size or difficulty), or for speed/efficiency in execution. Since most of the Adviser’s brokerage commissions for research are for economic research on specific companies or industries and, since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser’s clients, including the Fund.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner that is deemed equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

Transactions through Affiliates

The Adviser does not effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons). The Board has not adopted procedures to allow such transactions.

Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security. In that event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. The Fund expects normal turnover of less than 50%, although there can be periods of greater or lesser turnover based upon market and corporate earnings activity. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains.

During the last two fiscal years the portfolio turnover rates of the Fund were:

Fiscal Year Ended	Portfolio Turnover Rate of the Fund
June 30, 2022	1%
June 30, 2021	7%

Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year. As of the fiscal year ended June 30, 2022, the Fund did not own securities of regular broker/dealers.

Policy Regarding Selective Disclosure of Portfolio Holdings

The Board has adopted the Policy Regarding Selective Disclosure of Portfolio Holdings set forth below to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Board has delegated to the Trust’s Chief Compliance Officer the responsibility for ongoing monitoring and supervision of the policy to ensure compliance. The Board provides ongoing oversight of compliance with the policy and, as part of this oversight function, the Board receives from the Trust’s Chief Compliance Officer reports on any material violations of or exceptions to this policy. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or the Fund’s shareholders, various safeguards have been implemented to protect the Fund and the Fund’s shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, its investment adviser and its principal underwriter in connection with their personal securities transactions; the adoption by the Fund’s investment adviser and principal underwriter of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for principal officers of the Trust that requires such officers to avoid conflicts of interest and to report to the Chief Compliance Officer any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

●	Public disclosure regarding the portfolio securities held by the Fund is made quarterly in the Annual Report and Semi-Annual Report to shareholders and in monthly holdings reports on Form NPORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

●	Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer.

●	This policy relating to disclosure of the Fund’s holdings of portfolio securities does not prohibit: (i) disclosure of information to the Fund’s investment adviser or to other service providers, including but not limited to, the Trust’s administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through whom the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of, or transactions in, portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

●	The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of any such arrangements that are approved, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval. The Chief Compliance Officer shall also inform the Board at least quarterly of any violations of this policy.

●	Neither the Adviser nor the Trust (nor any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

Below is a table that lists each service provider and other entity receiving non-public portfolio information along with information regarding the frequency of access, lag time for disclosure of portfolio information, and limitations on use (including a prohibition on trading on non-public information) of portfolio information.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use	Lag Time
Adviser	Daily	Contractual and Ethical	None
Administrator and Distributor	Daily	Contractual and Ethical	None
Custodian	Daily	Contractual and Ethical	None
Auditor	During annual audit, or as needed	Ethical	None
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical	None
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place	None
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolios	Contractual and Ethical	None
Independent Rating or Ranking Agencies: Morningstar Inc., Lipper, Bloomberg L.P., and FactSet	Monthly	No formal restrictions	At least 30 days

The Board has determined that the Fund and the Fund’s shareholders are adequately protected by the restrictions on use in those instances listed above, including those where contractual obligations between the Trust and the party do not exist. There can be no assurance, however, that the Fund’s Policy Regarding Selective Disclosure of Portfolio Holdings will prevent the misuse of such information by firms or individuals that receive such information.

Additional Purchase and Redemption Information

General Information

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent’s offices located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed.

The Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund’s availability.

Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor at the next calculated NAV per share, without any sales charge. Accordingly, the offering price per share is the same as the NAV.

The Fund reserves the right to refuse any purchase request in excess of 1% of the Fund’s total assets. The Fund also reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or the Fund’s operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading as described in the Prospectus.

The Fund’s shares are normally issued for cash only. At the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by fair valuation procedures).

Individual Retirement Accounts (IRAs)

All contributions into an IRA through the automatic investing plan are treated as IRA contributions made during the year the investment is received.

UGMAs/UTMAs

If the trustee’s name is not in the account registration of a uniform gift or transfer to minor (“UGMA/UTMA”) account, the investor must provide a copy of the trust document.

Purchases Through Financial Institutions

You may purchase and redeem shares through certain broker-dealers, banks and other financial institutions. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a financial institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. When you purchase the Fund’s shares through a financial institution, you may or may not be the shareholder of record and, subject to your institution’s procedures, you may have the Fund’s shares transferred into your name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers. Certain financial institutions may also enter purchase orders with payment to follow.

You may not be eligible for certain shareholder services when you purchase shares through a financial institution. Contact your institution for further information. If you hold shares through a financial institution, the Fund may confirm purchases and redemptions to the financial institution, which will provide you with confirmations and periodic statements. The Fund is not responsible for the failure of any financial institution to carry out its obligations to its customers.

Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

Additional Redemption Information

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions in Fund shares effected for the benefit of a shareholder, as provided in the Prospectus.

Suspension of Right of Redemption

The Fund may suspend the right of redemption when: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) the SEC by order has permitted a suspension for the protection of the shareholders of the Fund.

Redemptions In-Kind

Redemption proceeds normally are paid in cash. However, payments may be made wholly or partly in portfolio securities if management of the Trust determines conditions exist which would make payment in cash detrimental to the best interests of the Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. In addition, the shareholder will bear the risk of any market fluctuation in the price of a security from the time of valuation by the Fund to the time of transfer to the shareholder. Accordingly, the redeeming shareholder, when selling a security received in-kind, may receive cash of a lesser or greater amount than the total value of the portfolio securities received in redemption of Fund shares. The Fund will endeavor to transfer the security to the shareholder as quickly as practicable, subject to the shareholder’s timely provision of information pertaining to the custodial account to which such securities will be transferred. The shareholder will bear all costs associated with the in-kind distribution of portfolio securities. The Fund has filed an election with the SEC pursuant to which the Fund may effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period. In the opinion of management of the Trust, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made. In connection with a redemption in-kind, the shareholder has the option to receive in cash the lesser of $250,000 or 1% of the Fund’s net assets. The shareholder may waive this right.

NAV Determination

The price of the Fund’s shares on any given day is its NAV per share. NAV is calculated for the Fund on each day that the NYSE is open for trading. In determining the Fund’s NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time). If no sale price is reported, the mean of the last bid and ask price is used. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price. Money market instruments that mature within sixty days or less may be valued at amortized cost unless the Adviser, which is the Board’s valuation designee, believes another valuation is more appropriate. Investments in other open-end regulated investment companies are valued at NAV per share.

The Fund values securities at fair value pursuant to procedures adopted by the Board if: (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund’s securities primarily trade but before the time as of which the Fund calculates its NAV.

Distributions

Unless a shareholder has elected to receive distributions in cash, distributions of net investment income will be reinvested at the Fund’s NAV per share calculated on the payment date. Distributions of capital gains will also be reinvested at the NAV per share of the Fund calculated on the payment date for the distribution.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Taxation

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and the Fund’s shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications for shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and the Fund’s shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisor as to the Federal, state, local and foreign tax provisions applicable to them.

Qualification as a Regulated Investment Company

The Fund intends to qualify each tax year as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year of the Fund ends on June 30 (the same as the Fund’s fiscal year end).

Meaning of Qualification

As a regulated investment company, the Fund generally will not be subject to Federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of short-term capital gains over long-term capital losses) and net capital gains (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company the Fund must satisfy the following requirements:

●	The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of the its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

●	The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

●	The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. A portion of these distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

Based on the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the 50% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 20%. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions generally are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gains for each tax year. These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gains at any time during the year. These distributions are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses generally may be carried forward indefinitely to offset net realized capital, if any, prior to distributing such gains to shareholders.

Distributions by the Fund that does not constitute ordinary income dividends or capital gains distributions will be treated as a return of capital. Return of capital distributions reduce the shareholder’s tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder’s basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

A shareholder may purchase shares at a time when the Fund’s NAV reflects undistributed net investment income or realized capital gains, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gains distribution, the loss will be treated as a long-term capital loss to the extent of the distribution.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Funds) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Shareholders will be advised annually as to the U.S. Federal income tax consequences of distributions made (or deemed made) to them during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of Fund shares. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Certain Tax Rules Applicable to the Fund’s Transactions

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gains.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, a Fund may be subject to U.S. Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.” The Fund could elect to “mark-to market” stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and the excise tax distribution requirement described below. However, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances.

Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year; and (3) the balance of any undistributed amounts from prior years. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in a calendar year.

For purposes of calculating the excise tax, the Fund may: (1) reduce its capital gain net income (but not below its net capital gains) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Sale or Redemption of Shares

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so-called “wash sale”). In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gains distributions received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income. A corporate taxpayer may carryback excess capital losses to each of its three preceding tax years and may carry forward an excess capital loss for five years, and a non-corporate taxpayer may carry forward an excess capital loss indefinitely.

Backup Withholding Tax

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 24% of distributions and the proceeds of redemptions of shares paid to any shareholder: (1) who has failed to provide its correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Foreign Shareholders

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income distributions paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. Federal income tax on gain realized on the sale of Fund shares, capital gains distributions from the Fund and amounts retained by a Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gains distributions and any gain realized upon the sale of Fund shares will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations. A foreign corporate shareholder would also be subject to a branch profits tax.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 30% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Funds with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to distributions from the Fund can differ from the rules for U.S. Federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of foreign taxes and related matters.

FATCA Reporting Requirements

FATCA generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including capital gain dividends, and the proceeds of the sale, redemption or other disposition of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., capital gain dividends and short-term capital gain and interest-related dividends).

Each shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the shareholder’s own situation, including investments through an intermediary.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the rules for U.S. Federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisors as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of state and local taxes and related matters.

Calculation of Performance Data

The Fund may, from time to time, advertise certain total return information. The average annual total returns of the Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of the Fund (“T”) is computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of the Fund’s shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of a Fund’s shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The table below shows the Fund’s average annual total returns for periods ended June 30, 2022.

Average Annual Total Returns of the Fund for the Period Ended June 30, 2022
1 Year	-5.04%
5 Years	10.04%
10 Years	10.54%

In addition, the Fund may advertise other total return performance data (“Nonstandardized Return”). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 – 1]

Where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund’s yield for the 30 days ended June 30, 2020 was 0.96%.

The Fund’s performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500® Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a Fund’s past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

●	Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

●	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Fund’s Prospectus to obtain a more complete view of a Fund’s performance before investing. Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

Other Matters

Shareholder Voting and Other Rights

Each share of the Fund has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately. Delaware law does not require the Fund to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Fund.

All shares, when issued in accordance with the terms of this offering, will be fully paid and nonassessable.

A shareholder in the Fund is entitled to the shareholder’s pro rata share of all distributions arising from the Fund’s assets and, upon redeeming shares, will receive the portion of the Fund’s net assets represented by the redeemed shares.

Shareholders owning 25% or more of the Fund’s outstanding shares may, as set forth in the Trust Instrument, call meetings of the Fund for any purpose related to the Fund, including, in the case of a meeting of the Fund, the purpose of voting on removal of one or more Trustees.

Certain Reorganization Transactions

The Fund may be terminated upon the sale of its assets to, or merger with, another open-end, management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Fund. However, the Trustees may, without prior shareholder approval, change the form of organization of the Fund by merger, consolidation or incorporation.

Codes of Ethics

The Trust, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

Proxy Voting Policies

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling (888) CUTLER4, or on the SEC’s website at http://www.sec.gov.

Ownership of Fund Shares

As of October 6, 2022, the officers and Trustees of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Equity Fund. On the same date, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Cutler Equity Fund:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Charles Schwab & Co Inc. Mutual Fund/Special Custody A-C For Exclusive Benefit of Customer 211 Main Street San Francisco, CA 94105	4,261,382.2960 shares	55.67%

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than the vote of other shareholders.

Limitations on Liability of Shareholders, Trustees and Officers

Delaware law provides that the Fund’s shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit.

The Bylaws of the Trust provide that the Trustees and officers shall be indemnified to the fullest extent permitted by applicable laws. However, any Trustee or officer will not be protected against liability to the Fund or the Fund’s shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or obtained on the SEC’s website at http://www.sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by, and reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

Financial Statements

The Fund’s financial statements for the year ended June 30, 2022 included in the Annual Report to shareholders of the Fund, which have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, are incorporated herein by reference.

Appendix A: Description of Securities Ratings

A.        Long-Term Ratings

1.        Moody’s Investors Service — Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings.3 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

1	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment (as defined below in this publication) and financial loss in the event of impairment.

2	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

3	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium grade and subject to moderate credit risk and as such, may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

2.	Standard and Poor’s — Long-Term Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

●	Nature of and provisions of the obligation;

●	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

NR – This indicates that a rating has not been assigned or is no longer assigned.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

3.	Fitch —Long-Term Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts. In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind seems probable.

C – Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C’ category for an issuer include:

a.       the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.       the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.       the formal announcement by the issuer or its agent of a distressed debt exchange;

d.        a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

B.        Short Term Ratings

1.        Moody’s Investors Service

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Moody’s employs the following designations.

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

2.	Standard and Poor’s

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

3.	Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit 28 ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Note	Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ’+’ may be appended.

Appendix B: Proxy Voting Policies and Procedures

CUTLER INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

Established August 20, 2003

Amended March 10, 2006

Amended May 20, 2008

Amended December 29, 2009

Amended April 2, 2015

Amended August 9, 2018

SEC rule 206(4)-6 requires each investment adviser that votes proxies for its clients to have Proxy Voting Policies and Procedures. The Department of Labor requires that an investment adviser vote proxies for ERISA plan securities, unless the voting right has been expressly reserved to the plan trustees or other plan fiduciary. Cutler Investment Counsel, LLC (“Cutler”) votes proxies for all of our clients unless the client relieves us of that responsibility in writing. Specific treatment of client proxy votes may also be described in the client contract. Accordingly, we advise the custodian to forward all proxies to us. When designated, we retain final authority and fiduciary responsibility for proxy voting.

The rule requires that we describe how we address material conflicts between our interests and those of our clients with respect to proxy voting. Cutler votes securities based on a pre-determined policy assuming the decision involves little or no discretion. We recognize, however, that under certain circumstances we may have a conflict of interest in voting proxies on behalf of a fund or other client. A “conflict of interest,” means any circumstance when Cutler, a fund advised by us, the principal underwriter of the fund, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

In the event of such a conflict of interest, we will vote proxies relating to such issuers in accordance with the following procedures:

(i)       Routine Matters Consistent with Policies. Cutler may vote proxies for routine matters in accordance with these policies.

(ii)       Immaterial Conflicts. Cutler may vote proxies in accordance with these Policies if it is determined that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Cutler’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

(iii)       Material Conflicts and Non-Routine Matters. If, with respect to any proxy to be voted on behalf of a series of the Cutler Trust (the “Trust”) (a “Fund”), Cutler believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these policies, then ¾

Cutler shall contact the proxy administrator for review and determination. In the event that the proxy administrator determines that he/she has a conflict of interest, the proxy administrator shall submit the matter for determination to a member of the Board of Trustees of the Trust (the “Board”) who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the proxy administrator or the Board member will consider the best interests of Fund shareholders and may consider the recommendations of independent third parties that evaluate proxy proposals.

If, with respect to any proxy to be voted on behalf of any other clients, Cutler believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by these policies, then we would suggest the client engage a third party to vote their proxies.

The rule also requires us to disclose information to our client about our procedures and policies, and how the client may obtain information on how we voted their proxies. This disclosure is provided annually to clients as part of their ADV offering. We will send to our clients upon verbal or written request a copy of our policies and procedures or any request on how we voted their proxies.

Cutler uses Broadridge Proxy Voting Services to vote our proxies electronically. Broadridge receives all ballots and votes on the issues according to our pre-set voting policies. If there are any unusual or controversial issues that do not fall within our voting policies, Broadridge notifies the Proxy administrator who then consults with the Portfolio Managers and votes the issue manually. Any comments by the investment manager are noted on the proxy material. A permanent record of all votes is retained.

The proxy administrator is responsible for overseeing the proxy voting process to ensure that proxies are voted in accordance to the guidelines provided in these proxy voting policies and procedures. The proxy administrator also will, from to time, periodically review these policies and industry trends in comparable proxy voting policies and procedures. The proxy administrator may recommend, as appropriate, revisions to update these policies.

As described further below, after an initial review, we will generally vote with management on routine matters related to the operation of the company and not expected to have a significant economic impact on the company or shareholders. We review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment. We review and consider corporate governance issues related to proxy matters and generally support proposals that foster good corporate governance practices.

Regarding special interest issues, we may consider the following factors when developing a position: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility to vote proxies for the greatest long-term shareholder value.

Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

a)	Routine Matters

i.	Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

ii.	Appointment of Auditors. Management recommendations will generally be supported.

iii.	Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

b)	Non-routine Matters

i.	Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

ii.	Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

iii.	Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

iv.	Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

v.	Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily- determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” We may consider the following factors when developing a position on this issue: (i) the board is limited to what actions it may legally take with such authority; and (ii) our responsibility to consider actions before supporting them.

There are many other issues that may be on a company’s proxy. Whatever those issues are, we act prudently, solely in the interest of the client. Furthermore, to act prudently in the voting of proxies we must consider those factors which would affect the value of the plan’s investment.

As stated in SEC books and records rule 204-2 we retain the following:

●	Copy of proxy voting policies and procedures

●	A copy of each proxy voting statement received regarding client securities.

●	A record of each vote cast on behalf of a client

●	A copy of any document created by the adviser that was material to making a decision how to vote proxies for a client or that memorializes the basis for that decision

●	A copy of each written client request for voting information and a copy of any written response to a client request.

Two years of the above records are kept in the office of the adviser. Five years are kept either in the office or off site at a storage unit. Form N-PX shall be filed with the SEC in a timely manner.

Any client accounts managed by sub-advisor relationships will be voted by Cutler and in accordance with the sub-advisor’s proxy policies and procedures. In the circumstance of securities owned by both sub-advisor and Cutler managed accounts, the proxies should be voted in accordance with Cutler’s policy, with exceptions determined by the appropriate proxy administrator.

THE CUTLER TRUST

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	(1) Trust Instrument of Registrant dated October 2, 1992 (Exhibit incorporated herein by reference to Post-Effective Amendment No. 4 filed via EDGAR on March 8, 1996, accession number 0000912057-96-004156).

(2) Certificate of Amendment to Certificate of Trust dated November 20, 2015 (Exhibit incorporated herein by reference to Post-Effective Amendment No. 42 filed via EDGAR on December 9, 2015, accession number 0001111830-15-000956).

(b)	By-Laws of Registrant dated October 2, 1992, as amended March 12, 2004 (Exhibit incorporated herein by reference to Post-Effective Amendment No. 18 filed via EDGAR on October 29, 2004, accession number 0001275125-04-000366).

(c)	Incorporated herein by reference to Trust Instrument of Registrant (in Post-Effective Amendment No. 4 filed via EDGAR on March 8, 1996, accession number 0000912057-96-004156).

(d)	(1) Investment Advisory Agreement between Registrant and Cutler Investment Counsel, LLC, on behalf of the Cutler Equity Fund (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 22 via EDGAR on October 29, 2007, accession number 0001144204-07-056648).

(2) Schedule A to the Investment Advisory Agreement between Registrant and Cutler Investment Counsel, LLC, on behalf of the Cutler Fixed Income Fund (formerly the Cutler Income Fund) (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 31 via EDGAR on October 29, 2012, accession number 0001111830-12-000776).

(3) Schedule A to the Investment Advisory Agreement between Registrant and Cutler Investment Counsel, LLC, on behalf of the Cutler Emerging Markets Fund – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 40 via EDGAR on October 23, 2015, accession number 0001111830-15-000809).

(e)	(1) Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC dated February 1, 2019 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 49 via EDGAR on October 28, 2019, accession number 0001398344-19-018641).

(2) Shareholder Services Plan of the Registrant dated March 1, 2021 – (Exhibit incorporated by referenced as filed in Post-Effective Amendment No. 54 via EDGAR on October 28, 2021, accession number 0001580642-21-005065.)

(3) Amendment dated November 1, 2021 to Distribution Agreement dated February 1, 2019 between the Registrant and Ultimus Fund Distributors, LLC – filed herewith.

(f)	Not applicable

(g)	Custody Agreement between Registrant and US Bank, N.A. – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 37 via EDGAR on October 28, 2014, accession number 0001111830-14-000783).

(h)	(1) Mutual Fund Services Agreement between Registrant and Ultimus Fund Solutions, LLC (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 31 via EDGAR on October 29, 2012, accession number 0001111830-12-000776).

(2) Schedule A to the Mutual Fund Services Agreement between Registrant and Ultimus Fund Solutions, LLC, on behalf of the Cutler Emerging Markets Fund (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 40 via EDGAR on October 23, 2015, accession number 0001111830-15-000809).

(3) Shareholder Service Plan adopted by Registrant (Exhibit incorporated by reference to Post-Effective Amendment No. 20 filed via EDGAR on October 27, 2006, accession number 0001111830-06-000782).

(4) Expense Limitation Agreement between the Registrant and Cutler Investment Counsel, LLC dated November 1, 2011 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 31 via EDGAR on October 29, 2012, accession number 0001111830-12-000776).

(5) Expense Limitation Agreement between the Registrant and Cutler Investment Counsel, LLC dated October 29, 2012 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 31 via EDGAR on October 29, 2012, accession number 0001111830-12-000776).

(6) Expense Limitation Agreement between the Registrant and Cutler Investment Counsel, LLC dated June 30, 2015 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 40 via EDGAR on October 23, 2015, accession number 0001111830-15-000809).

(7) Expense Limitation Agreement between the Registrant and Cutler Investment Counsel, LLC on behalf of the Cutler Equity Fund and Cutler Emerging Markets Fund dated August 22, 2018 and effective October 30, 2018 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 47 filed via EDGAR on October 26, 2018, accession number 0001398344-18-015408).

(8) Amendment to Mutual Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated April 12, 2018 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 47 filed via EDGAR on October 26, 2018, accession number 0001398344-18-015408).

(9) Expense Limitation Agreement between the Registrant and Cutler Investment Counsel, LLC on behalf of the Cutler Equity Fund and Cutler Emerging Markets Fund dated August 21, 2019, and effective October 31, 2019 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 49 via EDGAR on October 28, 2019, accession number 0001398344-19-018641).

(10) Amendment to Mutual Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated April 30, 2019 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 49 via EDGAR on October 28, 2019, accession number 0001398344-19-018641).

(11) Expense Limitation Agreement between the Registrant and Cutler Investment Counsel, LLC on behalf of the Cutler Equity Fund’s Class II Shares dated September 15, 2020 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 52 via EDGAR on September 15, 2020, accession number 0001398344-20-018580).

(12) Amendment to Mutual Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated January 1, 2020 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 52 via EDGAR on September 15, 2020, accession number 0001398344-20-018580).

(13) Amendment to the Mutual Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated February 1, 2020 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 52 via EDGAR on September 15, 2020, accession number 0001398344-20-018580).

(14) Expense Limitation Agreement between the Registrant and Cutler Investment Counsel, LLC on behalf of the Cutler Equity Fund dated October 28, 2021 – (Exhibit incorporated by referenced as filed in Post-Effective Amendment No. 54 via EDGAR on October 28, 2021, accession number 0001580642-21-005065.)

(15) Expense Limitation Agreement between the Registrant and Cutler Investment Counsel, LLC on behalf of the Cutler Equity Fund dated October 31, 2022 – filed herewith.

(i)	(1) Opinion of Counsel with respect to the Cutler Equity Fund (formerly the Cutler Value Fund) (Exhibit incorporated herein by reference to Post-Effective Amendment No. 18 filed via EDGAR on October 29, 2004, accession number 0001275235-04-000366).

(2) Opinion of Counsel with respect to the Cutler Fixed Income Fund (formerly the Cutler Income Fund) (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 29 via EDGAR on September 28, 2012, accession number 0001111830-12-000729).

(3) Opinion of Counsel with respect to Federal Income Tax Consequences of the Reorganization of The Elite Income Fund into the Cutler Fixed Income Fund (formerly the Cutler Income Fund) (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 29 via EDGAR on September 28, 2012, accession number 0001111830-12-000729).

(4) Opinion of Counsel with respect to the Cutler Equity Fund (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 29 via EDGAR on September 28, 2012, accession number 0001111830-12-000729).

(5) Opinion of Counsel with respect to the Cutler Emerging Markets Fund – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 40 via EDGAR on October 23, 2015, accession number 0001111830-15-000809).

(6) Opinion of Counsel with respect to the Cutler Equity Fund’s Class II Shares – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 52 via EDGAR on September 15, 2020, accession number 0001398344-20-018580).

The consent of Thompson Hine is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Not applicable

(l)	Investment Representation letter (Exhibit incorporated by reference to Post-Effective Amendment No. 4 filed via EDGAR on March 8, 1996, accession number 0000912057-96-004156).

(m)	Not applicable

(n)	(1) Rule 18f-3 Plan for the Cutler Equity Fund – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 52 via EDGAR on September 15, 2020, accession number 0001398344-20-018580).

(o)	Reserved

(p)	(1) Code of Ethics of Registrant updated July 28, 2017 – (Exhibit incorporated herein by reference to Post-Effective Amendment No. 45 filed via EDGAR on October 30, 2017, accession number 0001398344-17-013898).

(2) Code of Ethics of Ultimus Fund Distributors, LLC dated April 1, 2021 – (Exhibit incorporated by referenced as filed in Post-Effective Amendment No. 54 via EDGAR on October 28, 2021, accession number 0001580642-21-005065.)

(3) Code of Ethics of Cutler Investment Counsel, LLC revised April 27, 2018 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 47 filed via EDGAR on October 26, 2018, accession number 0001398344-18-015408).

(Other Exhibits)

(q)	(1) Power of Attorney for John P. Cooney – (Exhibit incorporated by reference to Post-Effective Amendment No. 26 filed via EDGAR on October 28, 2011, accession number 0001111830-11-00690).

(2) Power of Attorney for Robert F. Turner – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 31 via EDGAR on October 29, 2012, accession number 0001111830-12-000776).

(3) Power of Attorney for Edward T. Alter – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 35 via EDGAR on October 28, 2013, accession number 0001111830-13-000704).

(4) Power of Attorney for John P. Cooney dated April 25, 2018 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 47 filed via EDGAR on October 26, 2018, accession number 0001398344-18-015408).

(5) Power of Attorney for Robert F. Turner dated April 25, 2018 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 47 filed via EDGAR on October 26, 2018, accession number 0001398344-18-015408).

(6) Power of Attorney for Edward T. Alter dated April 25, 2018 – (Exhibit incorporated by reference as filed in Post-Effective Amendment No. 47 filed via EDGAR on October 26, 2018, accession number 0001398344-18-015408).

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

The general effect of Section 10.02 of the Registrant’s Trust Instrument is to indemnify existing or former trustees and officers of the Registrant to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. This description is modified in its entirety by the provisions of Section 10.02 of the Registrant’s Trust Instrument.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The description of Cutler Investment Counsel, LLC under the caption “Management” in both the Prospectus and the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, is incorporated by reference herein.

The following are the members and officers of Cutler Investment Counsel, LLC, including their business connections that are of a substantial nature. The address of Cutler Investment Counsel, LLC is 525 Bigham Knoll, Jacksonville, Oregon 97530 and, unless otherwise indicated below, that address is the principal business address of any company with which the members and officers are connected.

Name	Title	Other Business Connections
Brooke Cutler Ashland	Member, Chair and Chief Compliance Officer	Member, Ashland Partners International, LLP (consulting); Member, Bigham Knoll, LLC (property management); Frau Kemmling Schoolhaus Brewhaus, LLC (restaurant)
Carol S. Fischer	Member and Director of Client Relations	None
Erich M. Patten	Member, President, Chief Investment Officer and Portfolio Manager	Member, Moon and Back, LLC (real estate)
Matthew C. Patten	Member, Chief Executive Officer and Portfolio Manager	Member, Bigham Knoll, LLC (property management), Big Bear Timber, LLC (farming) and Frau Kemmling Schoolhouse Brewhaus (restaurant)
Brook Anderson	Chief Operating Officer

Item 32.	Principal Underwriters

(a)	Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

Williamsburg Investment Trust	Schwartz Investment Trust
Papp Investment Trust	CM Advisors Family of Funds
AlphaMark Investment Trust	Ultimus Managers Trust
Chesapeake Investment Trust	The Cutler Trust
Connors Funds	Eubel Brady & Suttman Mutual Fund Trust
The Investment House Funds	Centaur Mutual Funds Trust
Hussman Investment Trust	Peachtree Alternative Strategies Fund
Oak Associates Funds	Conestoga Funds
Unified Series Trust	Caldwell & Orkin Funds, Inc.
Valued Advisers Trust	ALTI Private Equity Access Fund
Segall Bryant & Hamill Trust	Red Cedar Fund Trust
Yorktown Funds	Bruce Fund, Inc.
HC Capital Trust	Commonwealth International Series Trust
Cross Shore Discovery Fund	Index Funds
VELA Funds	Waycross Independent Trust
Lind Capital Partners Municipal Credit Income Fund	ALTI Private Equity Access Fund
Oakhurst Funds Trust	Fairway Private Equity & Venture Capital Opportunities Fund
Cantor Select Portfolios Trust	Copley Fund, Inc.
Dynamic Alternatives Fund	F/m Funds Trust
Volumetric Fund	MSS Series Trust

(b)	The following list sets forth the directors and executive officers of the Distributor. The address of the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Vice President, Financial Operations Principal, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Anti-Money Laundering Officer
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Security Officer	None

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder, are maintained at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Accounts and records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian. Accounts and records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of Cutler Investment Counsel, LLC, the Registrant’s investment adviser.

Item 34.	Management Services Not Discussed in Parts A or B

Not applicable

Item 35.	Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville and State of Oregon, on the 28th day of October, 2022.

THE CUTLER TRUST

By:	/s/ Erich M. Patten
Erich M. Patten, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Erich M. Patten	President	October 28, 2022
Erich M. Patten	(Chief Executive Officer)

/s/ Matthew C. Patten	Treasurer (Chief Financial	October 28, 2022
Matthew C. Patten	Officer and Chief Accounting
Officer) and Trustee

*	Trustee	/s/ Tiffany R. Franklin
Edward T. Alter		Tiffany R. Franklin
Attorney-in-fact*
*	Trustee	October 28, 2022
John P. Cooney

*	Trustee
Robert F. Turner

INDEX TO EXHIBITS

Exhibit No.	Description
(e)(3)	Amendment dated November 1, 2021 to Distribution Agreement dated February 1, 2019 between the Registrant and Ultimus Fund Distributors, LLC
(h)(15)	Expense Limitation Agreement between the Registrant and Cutler Investment Counsel, LLC on behalf of the Cutler Equity Fund dated October 31, 2022
(i)(6)	Consent of Thompson Hine
(j)	Consent of Independent Registered Public Accounting Firm